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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                  July 22, 2003
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                Date of report (date of earliest event reported)

                                 STELLENT, INC.
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             (Exact name of registrant as specified in its charter)


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
          Minnesota                              0-19817                                   41-1652566
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  (State of Incorporation)              (Commission file number)              (I.R.S. Employer Identification No.)
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7777 Golden Triangle Drive, Eden Prairie, Minnesota                55344
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     (Address of principal executive offices)                    (Zip Code)


                        Telephone Number: (952) 903-2000
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              (Registrant's telephone number, including area code)


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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             99   Stellent, Inc. press release dated July 22, 2003.

ITEM 12.     RESULTS OF OPERATION AND FINANCIAL CONDITION

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On July 22, 2003, Stellent, Inc. issued a press release that included financial information for its fiscal first quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  July 28, 2003

                                  STELLENT, INC.
                                  (Registrant)


                                  By /s/ Gregg A. Waldon
                                     -------------------------------------------
                                     Gregg A. Waldon
                                     Chief Financial Officer,
                                       Treasurer and Secretary
                                     (Principal financial and accounting
                                     officer and duly authorized signatory
                                     on behalf of the registrant)





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                                INDEX TO EXHIBITS

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
Exhibit No.                                                                                  Method of Filing
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

99                Stellent, Inc. press release dated July 22, 2003.                          Filed Electronically
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